-1- Field Code Changed AXOGEN, INC. PERFORMANCE-BASED RESTRICTED STOCK UNITS NOTICE UNDER THE AXOGEN, INC. AMENDED AND RESTATED 2019 LONG-TERM INCENTIVE PLAN Name of Grantee: This Notice evidences the award of performance-based restricted stock units (each, an “PSU,” and collectively, the “PSUs”) of Axogen, Inc., a Minnesota corporation (the “Company”), that have been granted to you pursuant to the Axogen, Inc. Amended and Restated 2019 Long-Term Incentive Plan (the “Plan”) and conditioned upon your agreement to the terms of the attached Restricted Stock Units Agreement (the “Agreement”). This Notice constitutes part of and is subject to the terms and provisions of the Agreement and the Plan, which are incorporated by reference herein. Each PSU is equivalent in value to one share of the Company’s Common Stock and represents the Company’s commitment to issue one share of the Company’s Common Stock at a future date, subject to the terms of the Agreement and the Plan. The PSUs are credited to a separate account maintained for you on the books and records of the Company (the "Account"). All amounts credited to the Account will continue for all purposes to be part of the general assets of the Company. Grant Date: [_____________, 2022] Performance Period: Set forth on Exhibit A Target Number of PSUs: [_______] Performance-Based PSUs: The Target Number of PSUs stated above reflects the target number of PSUs that may vest pursuant to this Notice and the Agreement. The number of Restricted Stock Units ultimately paid out to you will range from 0% to 150% of the Target Number of PSUs as determined (i) by the formulas and terms contained on the attached Exhibit A and (ii) based upon the Company’s achievement of certain performance goals during the applicable performance measurement period described below under “Performance-Based Vesting Schedule” occurring during the Performance Period (the “Performance Goals”). Performance-Based Vesting Schedule: All of the PSUs are nonvested and forfeitable as of the Grant Date. 33.33% of the Target Number of PSUs (each a “Tranche”) will be eligible to vest with respect to each of the three (3) calendar years of the Company occurring during the Performance Period (each, a “Calendar Year”) in accordance with the formulas and terms set forth on Exhibit A, (i) subject to the achievement of the Performance Goals as set forth on Exhibit A and as determined by the Committee in its sole discretion and (ii) and provided that your Service (as defined in the Agreement) is continuous from the Grant Date through the Certification Date applicable to the Calendar Year for which the Tranche of PSUs is eligible to vest, except as otherwise set forth on Exhibit A or in the Agreement. “Certification Date” means the date on which the Committee certifies whether the Performance Goals for (i) a particular Calendar Year during the Performance Period or (ii) the full Performance Period have been met. The Certification Date with respect to each Calendar Year occurring during the Performance Period and the Performance Period as a whole will be no earlier than January 1st and no later than March 15th of the calendar year following the end of the applicable Calendar Year or Performance Period. Vesting Upon Termination of Service: The following shall apply if your Service terminates during the Performance Period:

(i) Upon the termination of your Service during the Performance Period for any reason other than for Cause, due to your death or Disability or due to your Qualified Retirement that satisfies the requirements of Section 4 of the Agreement, : a. you will remain eligible to vest in the Tranche of the Target Number of PSUs allocated to any Calendar Year that ended prior to the date of your termination of Service, with such vesting determined in accordance with the terms set forth on Exhibit A, and such PSUs will remain outstanding until the end of the Performance Period to reflect such vesting, and b. you will not remain eligible to vest in any Tranche of the Target Number of PSUs that is allocated to the Calendar Year in which such termination of Service occurs or any subsequent Calendar Year during the Performance Period. (ii) Upon the termination of your Service during the performance Period for Cause or due to your death or Disability, none of the Target Number of PSUs will be eligible to vest during the Performance Period. (iii) Upon termination of your Service during the Performance Period due to a Qualified Retirement that satisfies the requirements of Section 4 of the Agreement, the PSUs will be subject to the terms of Section 4 of the Agreement. In addition, you hereby agree that, notwithstanding the terms of any employment agreement, employment offer letter, severance agreement or other severance arrangements between you and the Company or any of its Affiliates (each, a “Severance Arrangement”), the PSUs shall not be subject to any additional acceleration of vesting pursuant to the terms of any Severance Arrangement or any subsequent severance plan or arrangement adopted by or implemented by the Company or any of its Affiliates or any of their successors. Vesting Upon a Change in Control: Notwithstanding anything to the contrary in this Notice or the Agreement, if you remain in continuous Service until the closing of a Change in Control: (i) the Tranche of the Target Number of PSUs eligible to vest with respect to any Calendar Year during the Performance Period ending before the closing of the Change in Control will vest based on actual performance for the applicable Calendar Year as determined in accordance with Exhibit A, effective as of immediately prior to the closing of the Change in Control, and (ii) 100% of the PSUs subject to the Tranche of the Target Number of PSUs eligible to vest with respect to the Calendar Year in which the closing of the Change in Control occurs and any subsequent Calendar Years remaining in the Performance Period will vest at target, effective as of immediately prior to the closing of the Change in Control. Axogen, Inc. Date I acknowledge that I have carefully read the Agreement and the prospectus for the Plan. I agree to be bound by all of the provisions set forth in those documents. I also consent to electronic delivery of all notices or other information with respect to the PSUs or the Company.

Signature of Grantee Date

-1- Field Code Changed AXOGEN, INC. PERFORMANCE-BASED RESTRICTED STOCK UNITS AGREEMENT UNDER THE AXOGEN, INC. AMENDED AND RESTATED 2019 LONG-TERM INCENTIVE PLAN 1. Terminology. Unless otherwise provided in this Agreement, capitalized terms used herein are defined in the Glossary at the end of this Agreement. 2. Vesting. All of the PSUs are nonvested and forfeitable as of the Grant Date. The PSUs will become vested and nonforfeitable in accordance with the vesting terms and conditions set forth in the Notice. Except for the circumstances, if any, described in the Notice, or as otherwise provided in Section 4 below, none of the PSUs will become vested and nonforfeitable after your Service ceases. Any PSUs that do not satisfy the Performance Goals during the Performance Period, unless forfeited earlier, will be forfeited immediately upon the Certification Date for the full Performance Period upon which the Committee determines that such Performance Goals have not been achieved. 3. Termination of Service. Except as otherwise provided in Section 4 below, or as otherwise provided in the Notice, if your Service with the Company ceases for any reason, all PSUs that are not then vested and nonforfeitable will be forfeited to the Company immediately and automatically upon such cessation without payment of any consideration therefor and you will have no further right, title or interest in or to such PSUs or the underlying shares of Common Stock. 4. Qualified Retirement. If your title with the Company as of the Grant Date of the PSUs is Vice President or above, in the event your Service with the Company ceases by reason of a Qualified Retirement during the Performance Period, and such Qualified Retirement occurs on a date that is at least six (6) months following the Grant Date, (i) if you have at least ten (10) years of continuous Service but less than fifteen (15) years of continuous Service as of the date of your Qualified Retirement, then the Target Number of PSUs will continue to be eligible to become vested and nonforfeitable based on actual performance in accordance with the vesting schedule set forth in the Notice; provided, that the Target Number of PSUs that are eligible to vest shall be pro-rated based on the number of days of your Service in the Performance Period (and for the avoidance of doubt, any pro-rated amount for a partial Calendar Year during which the Qualified Retirement occurs will be eligible to vest based on actual performance for such Calendar Year), and (ii) if you have at least fifteen (15) years of continuous Services as of the date of your Qualified Retirement, then the full Target Number of PSUs will continue to be eligible to become vested and nonforfeitable during the Performance Period based on actual performance in accordance with the vesting schedule set forth in the Notice. Notwithstanding the foregoing, all vesting shall cease and any remaining PSUs that are not then vested and nonforfeitable will be forfeited to the Company immediately and automatically upon your death. 5. Restrictions on Transfer. To the extent permitted under Section 9(b) of the Plan, neither this Agreement nor any of the PSUs may be assigned, transferred, pledged, hypothecated or disposed of in any way, whether by operation of law or otherwise, and the PSUs shall not be subject to execution, attachment or similar process. All rights with respect to this Agreement and the PSUs shall be exercisable during your lifetime only by you or your guardian or legal representative. Notwithstanding the foregoing, the PSUs, to the extent outstanding, may be transferred upon your death by last will and testament or under the laws of descent and distribution. 6. Settlement of PSUs. (a) Manner of Settlement. You are not required to make any monetary payment (other than applicable tax withholding, if required) as a condition to settlement of the PSUs. The Company will issue to you, in settlement of your PSUs and subject to the provisions of Section 7 below, the number of whole shares of Common Stock that equals the number of whole PSUs that become vested, and such vested PSUs will terminate and cease to be outstanding upon such issuance of the shares. Upon issuance of such shares, the Company will determine the form of delivery (e.g., a stock certificate or electronic entry evidencing such shares) and may deliver such shares on your behalf electronically to the Company’s designated stock plan administrator or such other broker-dealer as the Company may choose at its sole discretion, within reason. (b) Timing of Settlement. Your PSUs, to the extent vested, will be settled by the Company, via the issuance of Common Stock as described herein, during the Calendar Year immediately following the end of the Performance Period, within the first ninety (90) days of such Calendar Year (the “Issuance Date”). In no event will you be permitted, directly or indirectly, to designate the Issuance Date. However, if a scheduled Issuance Date falls on a Saturday, Sunday or federal holiday, such Issuance Date shall instead fall on the next following day that the principal executive offices of the Company are open for business. Notwithstanding the foregoing, in the event that (i) you are subject to the Company’s policy permitting officers and directors to sell shares only during certain “window” periods, in effect from time to time or you are otherwise prohibited from selling shares of the Company’s Common Stock in the public market and any shares covered by your PSUs are scheduled to be issued on a day (the “Original Distribution Date”) that does not occur during an open “window period” applicable to you, as determined by the Company in accordance with such policy, or does not occur on a date when you are otherwise permitted to sell shares of the Company’s Common Stock in the open market, and (ii) the Company elects not to satisfy its tax withholding obligations by withholding shares from your distribution, then, solely to the extent permitted by Section 409A (as defined below), such shares shall not be issued and delivered on such Original Distribution Date and shall instead be issued and delivered on the first business day of the next occurring open “window period” applicable to you pursuant to such policy (regardless of whether you are still providing continuous services at such time) or the next business day when you are not prohibited from selling shares of the Company’s Common Stock in the open market, but in no event later than December 31st of the calendar year in which the Issuance Date occurs. 7. Tax Withholding. On or before the time you receive a distribution of the shares subject to your PSUs, or at any time thereafter as requested by the Company, you hereby authorize any required withholding from the Common Stock issuable to you and/or otherwise agree to make adequate provision in cash for any sums required to satisfy the federal, state, local and foreign tax withholding obligations of the Company or any Affiliate which arise in connection with your PSUs (the “Withholding Taxes”). Additionally, the Company may, in its sole discretion, satisfy all or any portion of the Withholding Taxes obligation relating to your PSUs by any of the following means or by a combination of such means: (i) withholding from any compensation otherwise payable to you by the Company; (ii) causing you to tender a cash payment; (iii) permitting you to enter into a “same day sale” commitment with a broker-dealer that is a member of the Financial Industry Regulatory Authority (a “FINRA Dealer”) whereby you irrevocably elect to sell a portion of the shares to be delivered under the Agreement to satisfy the Withholding Taxes and whereby the FINRA Dealer irrevocably commits to forward the proceeds necessary to satisfy the Withholding Taxes directly to the Company; or (iv) withholding shares of Common Stock from the shares of Common Stock issued or otherwise issuable to you in connection with the PSUs with a Fair Market Value (measured as of the date shares of Common Stock are issued to you pursuant to Section 6 of this Agreement) equal to the amount of such Withholding Taxes; provided, however, that the number of such shares of Common Stock so withheld shall not exceed, by more than the Fair Market Value of one share of Common Stock, the amount necessary to satisfy the Company’s required tax withholding obligations using the minimum statutory withholding rates for federal, state, local and foreign tax purposes, including payroll taxes, that are applicable to supplemental taxable income. Unless the tax withholding obligations of the Company and/or any Affiliate are satisfied, the Company shall have no obligation to deliver to you any Common Stock. In the event the Company’s obligation to withhold arises prior to the delivery to you of Common Stock or it is determined after the delivery of Common Stock to you that the amount of the Company’s withholding obligation was greater than the amount withheld by the Company, you agree to indemnify and hold the Company harmless from any failure by the Company to withhold the proper amount. 8. Adjustments for Corporate Transactions and Other Events. (a) Stock Dividend, Stock Split and Reverse Stock Split. Upon a stock dividend of, or stock split or reverse stock split affecting, the Common Stock, the number of outstanding PSUs shall, without further action of the Administrator, be adjusted to reflect such event; provided, however, that any fractional PSUs resulting from any such adjustment shall be eliminated. Adjustments under this paragraph will be made by the Administrator, whose determination as to what adjustments, if any, will be made and the extent thereof will be final, binding and conclusive. (b) Merger, Consolidation and Other Events. If the Company shall be the surviving or resulting corporation in any merger or consolidation and the Common Stock shall be converted into other securities, the PSUs shall pertain to and apply to the securities to which a holder of the number of shares of Common Stock subject to the PSUs would have been entitled. If the stockholders of the Company receive by reason of any distribution in total or partial liquidation or pursuant to any merger of the Company or acquisition of its assets, securities of another entity or other property (including cash), then the rights of the Company under this Agreement shall inure to the benefit of the Company’s successor, and this Agreement shall apply to the securities or other property (including cash) to which a holder of the number of shares of Common Stock subject to the PSUs would have been entitled, in the same manner and to the same extent as the PSUs. 9. Non-Guarantee of Employment or Service Relationship. Nothing in the Plan or this Agreement shall alter your at-will or other employment status or other service relationship with the Company, nor be construed as a contract of employment or service relationship between the Company and you, or as a contractual right of you to continue in the employ of, or in a service relationship with, the Company for any period of time, or as a limitation of the right of the Company to discharge you at any time with or without cause or notice and whether or not such discharge results in the forfeiture of any nonvested and forfeitable PSUs or any other adverse effect on your interests under the Plan. 10. Rights as Stockholder. You shall not have any of the rights of a stockholder with respect to any shares of Common Stock that may be issued in settlement of the PSUs until such shares of Common Stock have been issued to you. No adjustment shall be made for dividends, distributions, or other rights for which the record date is prior to the date such shares are issued, except as provided in Section 10 of the Plan and Section 6 of this Agreement. 11. The Company’s Rights. The existence of the PSUs shall not affect in any way the right or power of the Company or its stockholders to make or authorize any or all adjustments, recapitalizations, reorganizations, or other changes in the Company's capital structure or its business, or any merger or consolidation of the Company, or any issue of bonds, debentures, preferred or other stocks with preference ahead of or convertible into, or otherwise affecting the Common Stock or the rights thereof, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of the Company's assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise. 12. Restrictions on Issuance of Shares. The issuance of shares of Common Stock upon settlement of the PSUs shall be subject to and in compliance with all applicable requirements of federal, state, or foreign law with respect to such securities. No shares of Common Stock may be issued hereunder if the issuance of such shares would constitute a violation of any applicable federal, state, or foreign securities laws or other law or regulations or the requirements of any stock exchange or market system upon which the Common Stock may then be listed. The inability of the Company to obtain from any regulatory body having jurisdiction the authority, if any, deemed by the Company’s legal counsel to be necessary to the lawful issuance of any shares subject to the PSUs shall relieve the Company of any liability in respect of the failure to issue such shares as to which such requisite authority shall not have been obtained. As a condition to the settlement of the PSUs, the Company may require you to satisfy any qualifications that may be necessary or appropriate, to evidence compliance with any applicable law or regulation, and to make any representation or warranty with respect thereto as may be requested by the Company. 13. Restrictive Covenants. You hereby agree to the following restrictive covenants as consideration of the grant of the PSUs:

(a) You hereby agree and acknowledge that the grant of the PSUs is conditioned upon your continued compliance with any and all confidentiality, non-compete and/or non-solicitation covenants and restrictions contained in any separate agreement between you and the Company, and if you breach any of such covenants or restrictions, upon written notice delivered to you: (i) the entirety of the Company’s obligations under this Agreement and the Plan shall terminate in their entirety, (ii) all PSUs that are not then vested and nonforfeitable will be forfeited to the Company immediately and automatically, and (iii) you shall have no further rights or privileges under this Agreement or the Plan 14. Notices. All notices and other communications made or given pursuant to this Agreement shall be given in writing and shall be deemed effectively given upon receipt or, in the case of notices delivered by the Company to you, five (5) days after deposit in the United States mail, postage prepaid, addressed to you at the last address you provided to the Company, or in the case of notices delivered to the Company by you, addressed to the Administrator, care of the Company for the attention of its Secretary at its principal executive office or, in either case, if the receiving party consents in advance, transmitted and received via telecopy or via such other electronic transmission mechanism as may be available to the parties. Notwithstanding the foregoing, the Company may, in its sole discretion, decide to deliver any documents related to participation in the Plan and this award of PSUs by electronic means or to request your consent to participate in the Plan or accept this award of PSUs by electronic means. You hereby consent to receive such documents by electronic delivery and, if requested, to agree to participate in the Plan through an on-line or electronic system established and maintained by the Company or another third party designated by the Company. 15. Entire Agreement. This Agreement, together with the relevant Notice and the Plan, contain the entire agreement between the parties with respect to the PSUs granted hereunder. Any oral or written agreements, representations, warranties, written inducements, or other communications made prior to the execution of this Agreement with respect to the PSUs granted hereunder shall be void and ineffective for all purposes. 16. Amendment. This Agreement may be amended from time to time by the Administrator in its discretion; provided, however, that this Agreement may not be modified in a manner that would have a materially adverse effect on the PSUs as determined in the discretion of the Administrator, except as provided in the Plan or in a written document signed by each of the parties hereto. 17. 409A Savings Clause. This Agreement and the PSUs granted hereunder are intended to be exempt from or comply with the requirements of Section 409A of the Code and the regulations and IRS guidance promulgated thereunder (“Section 409A”). In administering this Agreement, the Company shall interpret this Agreement in a manner consistent with Section 409A. To the extent necessary to comply with Section 409A, if you are a “Specified Employee” (within the meaning set forth Section 409A(a)(2)(B)(i) of the Code) as of the date of your separation from service (within the meaning of Treasury Regulation Section 1.409A-1(h)), then the issuance of any shares that would otherwise be made upon the date of the separation from service or within the first six (6) months thereafter will not be made on the originally scheduled date(s) and will instead be issued in a lump sum on the date that is six (6) months and one day after the date of the separation from service, but if and only if such delay in the issuance of the shares is necessary to avoid the imposition of additional taxation on you in respect of the shares under Section 409A of the Code. Each installment of shares that vests is intended to constitute a “separate payment” for purposes of Section 409A and Treasury Regulation Section 1.409A-2(b)(2). For purposes of Section 409A, the payment of dividend equivalents under this Agreement, if any, shall be construed as earnings and the time and form of payment of such dividend equivalents shall be treated separately from the time and form of payment of the underlying PSUs. 18. No Obligation to Minimize Taxes. The Company has no duty or obligation to minimize the tax consequences to you of this award of PSUs and shall not be liable to you for any adverse tax consequences to you arising in connection with this award. You are hereby advised to consult with your own personal tax, financial and/or legal advisors regarding the tax consequences of this award and by signing the Notice, you have agreed that you have done so or knowingly and voluntarily declined to do so.

19. Conformity with Plan. This Agreement is intended to conform in all respects with, and is subject to all applicable provisions of, the Plan. Inconsistencies between this Agreement and the Plan shall be resolved in accordance with the terms of the Plan. In the event of any ambiguity in this Agreement or any matters as to which this Agreement is silent, the Plan shall govern. A copy of the Plan is available upon request to the Administrator. 20. No Funding. This Agreement constitutes an unfunded and unsecured promise by the Company to issue shares of Common Stock in the future in accordance with its terms. You have the status of a general unsecured creditor of the Company as a result of receiving the grant of PSUs. 21. Effect on Other Employee Benefit Plans. The value of the PSUs subject to this Agreement shall not be included as compensation, earnings, salaries, or other similar terms used when calculating your benefits under any employee benefit plan sponsored by the Company or any Affiliate, except as such plan otherwise expressly provides. The Company expressly reserves its rights to amend, modify, or terminate any of the Company’s or any Affiliate’s employee benefit plans. 22. Governing Law. The validity, construction and effect of this Agreement, and of any determinations or decisions made by the Administrator relating to this Agreement, and the rights of any and all persons having or claiming to have any interest under this Agreement, shall be determined exclusively in accordance with the laws of the State of Minnesota, without regard to its provisions concerning the applicability of laws of other jurisdictions. As a condition of this Agreement, you agree that you will not bring any action arising under, as a result of, pursuant to or relating to, this Agreement in any court other than a federal or state court in the districts which include New Jersey, and you hereby agree and submit to the personal jurisdiction of any federal court located in the district which includes New Jersey or any state court in the district which includes New Jersey. You further agree that you will not deny or attempt to defeat such personal jurisdiction or object to venue by motion or other request for leave from any such court. 23. Resolution of Disputes. Any dispute or disagreement which shall arise under, or as a result of, or pursuant to or relating to, this Agreement shall be determined by the Administrator in good faith in its absolute and uncontrolled discretion, and any such determination or any other determination by the Administrator under or pursuant to this Agreement and any interpretation by the Administrator of the terms of this Agreement, will be final, binding and conclusive on all persons affected thereby. You agree that before you may bring any legal action arising under, as a result of, pursuant to or relating to, this Agreement you will first exhaust your administrative remedies before the Administrator. You further agree that in the event that the Administrator does not resolve any dispute or disagreement arising under, as a result of, pursuant to or relating to, this Agreement to your satisfaction, no legal action may be commenced or maintained relating to this Agreement more than twenty-four (24) months after the Administrator’s decision. 24. Headings. The headings in this Agreement are for reference purposes only and shall not affect the meaning or interpretation of this Agreement. 25. Electronic Delivery of Documents. By your signing the Notice, you (i) consent to the electronic delivery of this Agreement, all information with respect to the Plan and the PSUs, and any reports of the Company provided generally to the Company’s stockholders; (ii) acknowledge that you may receive from the Company a paper copy of any documents delivered electronically at no cost to you by contacting the Company by telephone or in writing; (iii) further acknowledge that you may revoke your consent to the electronic delivery of documents at any time by notifying the Company of such revoked consent by telephone, postal service or electronic mail; and (iv) further acknowledge that you understand that you are not required to consent to electronic delivery of documents. 26. No Future Entitlement. By your signing the Notice, you acknowledge and agree that: (i) the grant of a restricted stock unit award is a one-time benefit which does not create any contractual or other right to receive future grants of restricted stock units, or compensation in lieu of restricted stock units, even if restricted stock units have been granted repeatedly in the past; (ii) all determinations with respect to any such future grants and the terms thereof will be at the sole discretion of the Committee; (iii) the value of the restricted stock units is an extraordinary item of compensation which is outside the scope of your employment contract, if any; (iv) the value of the restricted stock units is not part of normal or expected compensation or salary for any purpose, including, but not limited to, calculating any termination, severance, resignation, redundancy, end of service payments or similar payments, or bonuses, long- service awards, pension or retirement benefits; (v) the vesting of the restricted stock units ceases upon termination of Service with the Company or transfer of employment from the Company, or other cessation of eligibility for any reason, except as may otherwise be explicitly provided in this Agreement; (vi) the Company does not guarantee any future value of the restricted stock units; and (vii) no claim or entitlement to compensation or damages arises if the restricted stock units decrease or do not increase in value and you irrevocably release the Company from any such claim that does arise. 27. Personal Data. For purposes of the implementation, administration and management of the restricted stock units or the effectuation of any acquisition, equity or debt financing, joint venture, merger, reorganization, consolidation, recapitalization, business combination, liquidation, dissolution, share exchange, sale of stock, sale of material assets or other similar corporate transaction involving the Company (a “Corporate Transaction”), you consent, by execution of the Notice, to the collection, receipt, use, retention and transfer, in electronic or other form, of your personal data by and among the Company and its third party vendors or any potential party to a potential Corporate Transaction. You understand that personal data (including but not limited to, name, home address, telephone number, employee number, employment status, social security number, tax identification number, date of birth, nationality, job and payroll location, data for tax withholding purposes and shares awarded, cancelled, vested and unvested) may be transferred to third parties assisting in the implementation, administration and management of the restricted stock units or the effectuation of a Corporate Transaction and you expressly authorize such transfer as well as the retention, use, and the subsequent transfer of the data by the recipient(s). You understand that these recipients may be located in your country or elsewhere, and that the recipient’s country may have different data privacy laws and protections than your country. You understand that data will be held only as long as is necessary to implement, administer and manage the restricted stock units or effect a Corporate Transaction. You understand that you may, at any time, request a list with the names and addresses of any potential recipients of the personal data, view data, request additional information about the storage and processing of data, require any necessary amendments to data or refuse or withdraw the consents herein, in any case without cost, by contacting in writing the Company’s Secretary. You understand, however, that refusing or withdrawing your consent may affect your ability to accept a restricted stock unit award. {Glossary begins on next page}

GLOSSARY (a) “Administrator” means the Board of Directors of Axogen, Inc. or such committee or committees appointed by the Board to administer the Plan. (b) “Affiliate” means any entity, whether now or hereafter existing, which controls, is controlled by, or is under common control with Axogen, Inc. (including but not limited to joint ventures, limited liability companies, and partnerships). For this purpose, “control” means ownership or more of the total combined voting power or value of all classes of stock or interests of the entity. (c) “Agreement” means this document, as amended from time to time, together with the Notice and the Plan which are incorporated herein by reference. (d) “Cause” has the meaning ascribed to such term or words of similar import in your written employment or service contract with the Company as in effect at the time at issue and, in the absence of such agreement or definition, means your (i) conviction of, or plea of nolo contendere to, a felony or crime involving moral turpitude; (ii) fraud on or misappropriation of any funds or property of the Company, any affiliate, customer or vendor; (iii) personal dishonesty, incompetence, willful misconduct, willful violation of any law, rule or regulation (other than minor traffic violations or similar offenses) or breach of fiduciary duty which involves personal profit; (iv) willful misconduct in connection with your duties or willful failure to perform your responsibilities in the best interests of the Company; (v) illegal use or distribution of drugs; (vi) violation of any Company rule, regulation, procedure or policy; or (vii) breach of any provision of any employment, non-disclosure, non-competition, non-solicitation or other similar agreement executed by you for the benefit of the Company, all as determined by the Administrator, which determination will be conclusive. (e) “Change in Control” has the meaning set forth in the Plan. (f) “Code” means the Internal Revenue Code of 1986, as amended, and the Treasury regulations and other guidance promulgated thereunder. (g) “Common Stock” means the common stock, US$.01 par value per share, of Axogen, Inc. (h) “Company” means Axogen, Inc. and its Affiliates, except where the context otherwise requires. For purposes of determining whether a Change in Control has occurred, Company shall mean only Axogen, Inc. (i) “Fair Market Value” has the meaning set forth in the Plan. The Plan generally defines Fair Market Value to mean the closing price per share of Common Stock on the relevant date on the principal exchange or market on which the Common Stock is then listed or admitted to trading or, if no sale is reported for that date, the last preceding Business Day on which a sale was reported. (j) “Grant Date” means the effective date of a grant of PSUs made to you as set forth in the relevant Notice. (k) “Notice” means the statement, letter or other written notification provided to you by the Company setting forth the terms of a grant of PSUs made to you. (l) “Plan” means the Axogen Amended and Restated 2019 Long-Term Incentive Plan, as amended from time to time. (m) “Qualified Retirement” means the termination of your Service after attainment of age sixty (60) with at least ten (10) years of continuous Service, provided that: (i) as a Vice-President or above, if you elect to terminate your Service voluntarily, you have provided the Company with at least [six (6) / twelve

(12)]1 months’ advance notice of your retirement date or such other term of advance notice as is determined by the Chief Human Resources Officer of the Company; (ii) as a Vice-President or above, if the Company elected to terminate your Service, such termination is without Cause and (iii) during the three (3) years prior to the year in which such termination of Service occurs, you have maintained consistent historical performance reviews. (n) “PSU” means the Company’s commitment to issue one share of Common Stock at a future date, subject to the terms of the Agreement and the Plan. (o) “Service” means your employment, service as a non-executive director, or other service relationship with the Company and its Affiliates. Your Service will be considered to have ceased with the Company and its Affiliates if, immediately after a sale, merger, or other corporate transaction, the trade, business, or entity with which you are employed or otherwise have a service relationship is not Axogen, Inc., or its successor or an Affiliate of Axogen, Inc. or its successor. (p) “You” or “Your” means the recipient of the PSUs as reflected on the applicable Notice. Whenever the word “you” or “your” is used in any provision of this Agreement under circumstances where the provision should logically be construed, as determined by the Administrator, to apply to the estate, personal representative, or beneficiary to whom the PSUs may be transferred by will or by the laws of descent and distribution, the words “you” and “your” shall be deemed to include such person. {End of Agreement} 1 Notice period to be 12 months for CEO and CFO and 6 months for other VPs and above eligible for post- retirement vesting.

Exhibit A Terms of Performance Restricted Stock Units Performance Vesting2 2 The terms of the PSUS inclusive of the vesting schedule, Performance Period and Performance Goals shall be determined by the Administrator.